GPGI Third Quarter 2026 Earnings Presentation November 5, 2026 TM

Disclaimer 2 Caution Concerning Forward-Looking Statements: This presentation, and other statements that GPGI, Inc. (“GPGI,” “we,” “us” or the “Company”) may make in connection therewith, contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of management. Although GPGI believes that its plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, GPGI cannot assure you that it will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning GPGI’s possible or assumed future actions, business strategies, events, results of operations, geopolitical and macroeconomic conditions, demand, the implementation of the Resolute Operating System, guidance for 2026 and expectations for 2027, are forward-looking statements. In some instances, these statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “trend,” “sees,” “intends” or the negatives of these terms or variations of them or similar terminology. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date hereof. You should understand that the following important factors, among others, could affect GPGI’s future results and could cause those results or other outcomes to differ materially from those expressed or implied in GPGI’s forward-looking statements: the ability of GPGI and its businesses to grow and manage growth profitably, implement their strategies, maintain relationships with customers, compete and retain key employees; adverse impacts of global economic, business, competitive and/or other factors, including tariffs, regional instability, including in the Middle East, and changes in the prices for inputs including oil and resin; unanticipated changes in demand for our business’ products and services; the outcome of any legal proceedings involving GPGI or others; future exchange and interest rates; changes in our accounting and/or financial presentation; and other risks and uncertainties, including those under “Risk Factors” in filings that have been made or will be made with the Securities and Exchange Commission. GPGI undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Industry & Market Information: Statements in this presentation concerning the industries and the markets in which we operate, including our general expectations and competitive position, business opportunity and market size, growth and share, are based on information from independent industry organizations and other third-party sources, data from our internal research and management estimates. Management estimates are derived from publicly available information and the information and data referred to above and are based on assumptions and calculations made by us based upon our interpretation of such information and data. The information and data referred to above are imprecise and may prove to be inaccurate because the information cannot always be verified with complete certainty due to the limitations on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. As a result, please be aware that the data and statistical information in this presentation may differ from information provided by our competitors or from information found in current or future studies conducted by market research institutes, consultancy firms or independent sources. GPGI CompoSecure Husky Non-GAAP Financial Measures: This presentation includes certain Non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from Non- GAAP financial measures used by other companies. Due to the spin-off of Resolute Holdings Management, Inc. (“Resolute Holdings”) and the resulting shift to equity method accounting under GAAP beginning February 28, 2025, GPGI is presenting a broader set of Non-GAAP measures, including an adjusted Statement of Operations (Unaudited), an adjusted Balance Sheet (Unaudited) and an adjusted Statement of Cash Flows (Unaudited) to provide investors with financial information that we believe allows for greater comparability with our historical financial presentation and better represents the underlying performance of the Company’s business across reporting periods. Measures labeled “Adjusted,” including Adjusted Net Sales, Adjusted Net Income, Adjusted Net Income per Share and Adjusted Net Debt, show GPGI’s financial results as if GPGI consolidated the financial results of its operating businesses, and exclude certain non-recurring and non-operational items, which we believe provides for greater comparability across periods. Additionally, measures labeled “Pro Forma,” including Pro Forma Net Sales, Pro Forma Adjusted EBITDA, Pro Forma Adjusted EBITDA Margin and Pro Forma Adjusted Free Cash Flow, also give effect to the Husky transaction as if it had occurred on January 1, 2025, for greater visibility of GPGI’s results following the completion of the transaction. GPGI uses these Non-GAAP measures internally to establish forecasts, budgets and operational goals to manage and monitor its business, as well as evaluate its underlying historical performance and/or measure incentive compensation. We believe that these Non-GAAP financial measures depict the performance of the business by encompassing only relevant and controllable events, adjusting for variable interest entity accounting requirements that render our results incomparable across periods, and show the effect of acquisitions as if they had occurred at the beginning of the relevant period, enabling GPGI to evaluate and plan more effectively for the future. These Non-GAAP measures should not be considered as measures of financial performance under U.S. GAAP, and the items excluded from these measures are significant components in understanding and assessing GPGI’s financial performance. Please refer to the tables below for the reconciliation of GAAP measures to these Non-GAAP measures. Due to the forward-looking nature of the financial guidance included herein, the charges excluded from the forward-looking Non-GAAP financial measures including Pro Forma Net Sales, Pro Forma Adjusted EBITDA, Pro Forma Adjusted Margin and Pro Forma Adjusted Free Cash Flow including with respect to depreciation, amortization, interest, and taxes that would be required to reconcile the Non-GAAP financial measures to GAAP measures are inherently uncertain or difficult to predict, so it is not feasible to provide accurate forecasted Non-GAAP reconciliations without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included, and no reconciliation of the forward-looking Non-GAAP financial measures is included. Note on Accounting Treatment: As a result of the spin-off of Resolute Holdings and the execution of the management agreement with Resolute Holdings (the “CompoSecure Management Agreement”) on February 28, 2025, current GAAP interpretation requires GPGI to account for the operating results of its wholly owned operating subsidiary, GPGI Holdings, L.L.C. (“GPGI Holdings”), under the equity method in accordance with U.S. GAAP, effective February 28, 2025. Both the CompoSecure and Husky business units are under GPGI Holdings.

3Q26 Highlights Strength at CompoSecure & Improving Demand at Husky Adjusting FY26 guidance while still expecting sequentially strong 4Q ▪ 4Q26 – anticipate LSD organic revenue growth and HSD Adjusted EBITDA growth, at midpoint of range ▪ FY26 – anticipate achieving prior Adjusted Net Sales forecast; lowering range for Adjusted EBITDA by ~8% ($45mn) and Adjusted Free Cash Flow by ~8% ($25mn) due to Husky1 ▪ Continued strong performance at CompoSecure, offset by margin headwinds at Husky due primarily to delayed realization of identified cost actions, with mix, freight costs, and growth investments also headwinds Return to long-term growth algorithm in 2027 ▪ M-HSD organic revenue growth, 100bps+ margin rate expansion, and double digit plus EBITDA growth ▪ Continued strategic investments position CompoSecure for growth in active programs and new adjacencies ▪ Husky demand improving – pipeline +16% vs. 3Q25, total orders +7% vs. 3Q25, and aftermarket orders2 +13% vs. 3Q25; anticipate further acceleration in 4Q given strong near-term pipeline, particularly for systems ROS balancing current performance with positioning for future growth ▪ CompoSecure – continuing commercial momentum and operational efficiency gains ▪ Husky – cultural transformation is underway and market gradually improving ▪ Growth capital spending planned for both businesses GPGI CompoSecure Husky 3 3Q in-line with expectations ▪ CompoSecure delivered record sales, strong operating performance, and continued margin expansion ▪ Husky returned to growth in systems and had strong growth in service (including spare parts and contracts), partially offset by slower order conversion in aftermarket tooling and hot runners; faced high 3Q25 system comps Note: Non-GAAP measures are defined on page 2 and reconciled in the Appendix. 1. Percent and dollar reduction to guidance range represents change from midpoint of prior range to midpoint of updated range. 2. Aftermarket orders exclude all system orders and include service business.

GPGI | CompoSecure | Husky

GPGI

3Q26 Financial Performance

In-Line with Expectations: Strength at CompoSecure & Demand Returning at Husky

Adjusted Net Sales ($mn)


▲ 4.5%
Husky / CompoSecure
$487.9
$367.0
$120.9
$509.6
$368.9
↑ 0.5%
$140.7
↑ 16.4%
3Q25
3Q26

- CompoSecure benefited from robust demand across broadening customer base
- Husky's revenue inflected to growth in Q3; pipeline and order growth accelerating as demand returns

PF Adjusted EBITDA ($mn)


▲ 6.6%
Husky / CompoSecure
$137.3[1]
$89.6
$49.8
$146.3[1]
$88.8
↓ 0.9%
$61.2
↑ 22.9%
3Q25
3Q26

- CompoSecure delivered strong EBITDA growth from higher sales and operational productivity gains
- Husky delivered ~flat EBITDA growth driven by revenues returning to growth in Q3 and realized cost savings, partially offset by continued growth investments

PF Adjusted EBITDA Margin


▲ ~60bps
28.1%
28.7%
3Q25
3Q26

- CompoSecure margin expansion from ROS-led manufacturing and operational efficiencies
- Husky's margin rate improved sequentially but was down slightly year-over-year driven by improved operating leverage and cost actions, partially offset by continued growth investments and elevated freight and duties

Note: Non-GAAP measures are defined on page 2 and reconciled in the Appendix.

1. GPGI Pro Forma Adjusted EBITDA includes Corporate Pro Forma Adjusted EBITDA of ($2.1m) and ($3.7m) for 3Q25 and 3Q26, respectively.

4

GPGI | CompoSecure | Husky

GPGI

GREAT POSITIONS | GOOD INDUSTRIES

4Q26 and FY26 Guidance

Delivering Prior Sales Forecast – Slightly Lowering Adjusted EBITDA, Margins, and FCF Outlook

($ in millions)

Guidance Metrics	4Q25	4Q26	Delta to PY (at midpoint of range)	FY25	FY26	Delta to PY (at midpoint of range)
Pro Forma Adjusted Net Sales	$639	**$630 – $660**	**~1%**	$2,031	**$2,034 – $2,064**	**~1%**
Pro Forma Adjusted EBITDA	$179	**$178 – $208**	**~8%**	$544	**$520 – $550**	**~(2%)**
Pro Forma Adjusted EBITDA Margin	28.0%	**27.0% – 29.0%**	**~0bps**	26.8%	**25.0% – 27.0%**	**~(80bps)**
Pro Forma Adjusted Free Cash Flow[1]	N / A	**$77 – $127**	N / A	N / A	**$250 – $300**	N / A

4Q26 Expectations

- LSD organic revenue growth (at midpoint) – resilience despite geopolitical uncertainty and elevated resin prices for Husky
  - CompoSecure to grow high teens
  - Husky + / - LSD growth and deliver prior sales forecast
- Margin rate expansion led by CompoSecure, partially offset by Husky's delayed realization of cost actions, elevated freight costs, and product mix

FY26 Expectations

- LSD organic revenue growth (at midpoint) – resilience despite Husky market weakness in 1H26
  - CompoSecure to grow high teens
  - Husky to decline LSD
- Margin rate contraction due primarily to delayed realization of cost actions at Husky, offsetting efficiency gains at CompoSecure
- Healthy free cash flow

Strength at CompoSecure offset by delayed realization of cost actions at Husky – positioned for acceleration in 2027

Note: Non-GAAP measures are defined on page 2 and reconciled in the Appendix.
1. Represents cash flow from operations (excluding one-time Husky transaction and debt refinancing expenses) less capex.

5

GPGI | CompoSecure | Husky

GPGI
Great Positions | Good Industries

CompoSecure 3Q26 Summary

Record Adjusted Net Sales and Profitability

Record Adjusted Net Sales of $140.7 million up 16.4% year-over-year, driven by robust demand across a broadening customer base, including new program wins.

Record Pro Forma Adjusted EBITDA of $61.2 million, up 22.9%, and margins up ~230bps to 43.5% year-over-year, due to organic revenue growth and continued operational efficiencies from ROS implementation.

Numerous high-profile program wins for signature metal payment cards across global banks, fintechs, and co-brands – premium debit card for private wealth highlights adjacent win.

Opened London Design Center to establish a customer-centric hub that demonstrates CompoSecure's commitment to international expansion.

Investments aligned to our strategic and execution framework across engineering, R&D, and sales.

Operating discipline delivered record sales and margins in the third quarter

Note: Non-GAAP measures are defined on page 2 and reconciled in the Appendix.

6

GPGI | CompoSecure | Husky

CompoSecure 3Q26 Financial Performance

Significant Progress Against All Key Metrics Catalyzed by ROS

Adjusted Net Sales ($mn)


▲ 16.4%
$120.9
$140.7
3Q25
3Q26

- Robust demand across diversified customer base, including new program wins
- Reinvigorated go-to-market with strategic hires in high growth regions and adoption of enhanced sales enablement tools

PF Adjusted EBITDA ($mn)


▲ 22.9%
$49.8
$61.2
3Q25
3Q26

- Process innovation consistently improving manufacturing yields and output
- Increased volumes driving record income
- Reinvesting for growth and innovation

PF Adjusted EBITDA Margin


▲ ~230bps
41.2%
43.5%
3Q25
3Q26

- Improved product mix, strong yields, and better labor optimization
- Investment in engineering and manufacturing capabilities enhancing margins

Record results attributable to ROS-enabled gains

Note: Non-GAAP measures are defined on page 2 and reconciled in the Appendix.

7

GPGI | CompoSecure | Husky

GPGI

CompoSecure is One-of-One

Category Creator for Premium Metal Payment Cards

The Industry Standard

Leading global manufacturer
of metal payment cards

200+ active
metal payment card programs[2]

9 / 10 top U.S. card issuers
engaged as customers

60+ patent families issued /
35+ patent families pending

Trusted by Issuers on Signature Programs[1]


AMERICAN EXPRESS

American Express Platinum
Since 2016


prime

Amazon Prime Co-Brand
Since 2018


SAPPHIRE
RESERVE

Chase Sapphire Reserve
Since 2016



Robinhood Gold Card
Since 2024


Capital One
VENTURE

Capital One Venture Rewards
Since 2017


coinbase

Coinbase One Card
Since 2025

Market leadership and tailwinds provide catalyst for continued commercial momentum in 2027 and beyond

1. Year indicates launch date for respective signature card programs.
2. As of 3Q26.

8

GPGI | CompoSecure | Husky

GPGI

Husky 3Q26 Summary

Performance in Line with Expectations – Positioned to Accelerate in 2027

Adjusted Net Sales of $368.9 million up 0.5% y/y, driven by return to growth in systems and strong growth in spare parts, offsetting difficult system comps and customer deferrals on aftermarket tooling and hot runners.

Pro Forma Adjusted EBITDA of $88.8 million down 0.9%, with margins down ~30bps y/y, driven by ROS-led efficiencies and realized savings from ongoing cost actions, offset by growth investments. Pro Forma Adjusted EBITDA margin improved ~500bps sequentially.

Market demonstrating demand recovery: pipeline (+16% vs. 3Q25) and order growth (+7% vs. 3Q25) provides visibility for acceleration into 2027. Strengthening near-term pipeline and systems backlog coverage provides support for revenue growth and improved profitability in 4Q, consistent with historical trends.

Launched HyCAP PRO and HyCAP 4.0 next-generation bottle closure platforms engineered to achieve ultra lightweight, tethered, and high-performance designs with improved precision, durability, and efficiency. Husky's industry-leading efficiency makes value proposition even more compelling as resin prices stabilize at higher levels.

Focused on disciplined execution, ROS implementation, and ongoing investment

Note: Non-GAAP measures are defined on page 2 and reconciled in the Appendix.

9

GPGI | CompoSecure | Husky

Husky 3Q26 Financial Performance

3Q Sequential Gains Expected to Continue in 4Q

Adjusted Net Sales ($mn)


▲ 0.5%
$367.0
$368.9
3Q25
3Q26

- Sales driven by return to growth in systems and strong performance in parts, offset by 1H customer demand deferrals in aftermarket ex service
- Good systems visibility plus growing pipeline and orders provide support for 4Q26 and 2027

PF Adjusted EBITDA ($mn)


▼ 0.9%
$89.6
$88.8
3Q25
3Q26

- ROS-led operating efficiencies and ongoing realization of cost actions, partially offset by growth investments in R&D and sales capabilities

PF Adjusted EBITDA Margin


▼ ~30bps
24.4%
24.1%
3Q25
3Q26

- Margin rate improved ~500bps sequentially but down slightly year-over-year driven by elevated freight costs
- Anticipate continued sequential improvement in fourth quarter with improving operating leverage and ongoing cost actions; growth investments will continue to support 2027+

Results in-line: expect continued sequential improvement and ongoing growth investments

Note: Non-GAAP measures are defined on page 2 and reconciled in the Appendix.

10

GPGI | CompoSecure | Husky

GPGI
Great Positions | Good Industries

Husky Commercial Momentum

Accelerating Pipeline and Order Growth Provide Visibility for 2027

	3Q26 vs. 2Q26 (Sequential)	3Q26 vs. 3Q25 (Y/Y)	October	Highlights
Total Pipeline	+6% q/q	+16% y/y	**+9% y/y**	▪ Pipeline building sequentially, but timing of conversion to orders still extended as customers navigated market volatility ▪ Strengthening near-term pipeline, especially for systems in 4Q
Total Orders	+4% q/q	+7% y/y	**+21% y/y**	▪ Strengthening order growth demonstrates how customers need Husky's mission critical equipment to fulfill demand ▪ Longer system lead times can extend revenue recognition
Total Backlog	+5% q/q	+5% y/y	**+3% y/y**	▪ Expect to end 2026 up approximately double digit plus vs. 4Q25 ▪ Backlog expanding through the year, consistent with orders
Aftermarket Orders[1]	+11% q/q	+13% y/y	**+8% y/y**	▪ Growing system installed base, lightweighting, and form factor diversification support durable, recurring, aftermarket demand

Demand is improving at Husky

1. Aftermarket orders exclude all system orders and include service business.

11

Historical 2H Seasonality 12 Husky Adj. Net Sales – Historical Seasonality1 Husky Adj. EBITDA – Historical Seasonality1 ($ in millions, % of full year revenues) Note: Non-GAAP measures are defined on page 2 and reconciled in the Appendix. 1. 1H26 and 2H26E (Updated Guide) bars represent implied low end to high end of updated guidance range for Husky Adjusted Net Sales and Husky Adjusted EBITDA, respectively. 1H24 2H24 1H25 2H25 1H26 2H26E (May 2026) 1H26 2H26E (Updated Guide) 1H24 2H24 1H25 2H25 1H26 2H26E (May 2026) 1H26 2H26E (Updated Guide) 44% 56% 43% 57% 42% 58% 41- 42% 58 - 59% 41% 59% 40% 60% 28% 72% 30 - 32% 68 - 70% GPGI CompoSecure Husky Updated FY26 guidance consistent with historical second half seasonality for Husky

GPGI | CompoSecure | Husky

GPGI

Husky Forecast Evolution

Demand Improving, Cost Realization Initiatives Underway

($ in millions)

Husky Metrics	May 2026	Nov. 2026	Delta (at midpoint)	Commentary
Pro Forma Adj. Net Sales	$1,450 - $1,545	$1,492 - $1,519	~$8	▪ 2H sales increase materializing as forecasted ▪ Husky system sales have returned to growth with systems sales mix ~130bps higher than the May forecast ▪ Pipeline up 16% y/y and total orders up 7% y/y in 3Q26
Pro Forma Adj. EBITDA	$344 - $383	$320 - $345	~($31)	▪ Husky costs missed expectations by ~$35mn with incremental $8mn in sales creating ~$4mn[1] benefit, as detailed below

	Husky Cost Drivers	$	Details	Plan to Address
Execution vs. May plan	Direct labor too high	~($11)	▪ Carried excess labor geared towards higher sales outlook – stopped furloughs as demand recovered	▪ More rigorous SIOP process implemented
Execution vs. May plan	Indirect expense reduction	~($14)	▪ Delayed implementation	▪ Implementation planned by year-end 2026
Market vs. May plan	Unfavorable mix from lower-margin products and elevated material costs, net of incremental sales benefit	~($6)[1]	▪ Greater mix of lower margin machines and third-party revenues vs. aftermarket tooling	▪ System sales portend higher aftermarket over time ▪ Procurement savings initiatives underway
	Total cost miss vs. May plan	**~($31)**		

2026 EBITDA miss vs. May forecast driven by cost not sales – do not expect carryover in 2027

Note: Non-GAAP measures are defined on page 2 and reconciled in the Appendix.
1. Implied 50% margin on ~$8mn of incremental sales.

13

GPGI | CompoSecure | Husky

GPGI

Looking Ahead to 2027

Anticipate Return to GPGI's Long-Term Growth Algorithm

	CompoSecure	Husky
Tailwinds >>	+ Accelerating adoption of metal cards globally across end markets – ultra low penetration of large TAM + Issuers ramping spend on marketing and rewards to support signature metal program launches + New product adjacencies and international expansion + ROS-led growth and margin expansion through commercial excellence, operating leverage, and productivity gains + Ongoing R&D to drive customer-centric innovation	+ Addressed 2026 cost issues, partially offset by furloughs and bonus impact + Cultural transformation underway: urgency and accountability + Market shows signs of improvement + End market demand remains durable – healthy PET non-alcoholic beverage bottle consumption driving demand + Spare parts and service scaling with growing installed base + Sales growth with flat fixed costs excluding R&D + ROS-led growth and margin expansion through commercial excellence, operating leverage, and productivity gains
<< Headwinds	- Elevated interest rates may impact new card issuance - Potential mix impacts from increasingly complex programs - Higher R&D investment and higher growth capex	- Potential for incremental deferral of purchases with recent reacceleration in resin prices, interest rates, and logistics costs - Higher R&D investment and higher growth capex
	CompoSecure is operating from a position of strength	*Husky well positioned to capitalize on improving demand*

GPGI is positioned to deliver accelerating growth, margin expansion, and deleveraging in 2027

14

Illustrative Valuation Undervalued Based on Return to Long-Term Growth Algorithm in 2027 GPGI CompoSecure Husky 15 Note: Non-GAAP measures are defined on page 2 and reconciled in the Appendix. Source: Bloomberg, FactSet (as of November 2, 2026). 1. Assumes illustrative 10% EBITDA growth (not forward guidance) from the midpoint of FY26 guidance range for GPGI in 2027. 2. GPGI management ownership exclusively represents stake held by The David Cote Family and does not include stake held by Platinum Equity Advisors LLC or other members of management. Industrial Compounders reflect total insider ownership. 3. Comparison reflects representative sample of industrial compounders including AMETEK, Graco, IDEX, Illinois Tool Works, Ingersoll Rand, Lincoln Electric, and Nordson. Price / 2027 Earnings1 EV / 2027 Adjusted EBITDA1 GPGI is undervalued – with significant insider ownership Free Cash Flow Yield (2027)1 Management Ownership2,3 17.8% 0.4% GPGI (The David Cote Family) Industrial Compounders 25.9x 20.7x 11.1x S&P 500 Industrials S&P 500 GPGI 17.0x 15.1x 9.1x S&P 500 Industrials S&P 500 GPGI 7.2% 3.8% 3.2% GPGI S&P 500 Industrials S&P 500

GPGI | CompoSecure | Husky

GPGI

GPGI Key Takeaways

Focused on Executing in 2026 and Accelerating Into 2027

GPGI
GREAT POSITIONS | GOOD INDUSTRIES

3Q Performance In-Line with Expectations

Progress across the platform – continued strength at CompoSecure while demand recovery underway at Husky

ROS Implementation Accelerating

Aggressive pursuit of cultural transformation and deployment of ROS underway to enable sustained inflection in financial performance

Long-Term Platform Strategy On Track

Combination of high ROIC businesses + ROS deployment catalyzes GPGI's compounding flywheel through organic and bolt-on investments with optionality for new platform M&A

Decentralized businesses + proven operating system + disciplined capital allocation unlock durable compounding

16

Appendix – Financial Supplement

GPGI | CompoSecure | Husky

GPGI

Capital Structure Update

Key Financial Metrics

($ in millions)

	As of September 30, 2026
Cash Balance	$176
Total Debt Outstanding[1]	$2,097
Net Debt	$1,921
Net Debt / LTM Pro Forma Adjusted EBITDA	3.7x
Revolver Capacity[2]	$393
Total Liquidity	$569

Credit Highlights

- GPGI has no near-term maturities
  - $400mn revolver matures in 2031 (~5 years)
  - $1.2bn term loan and $900mn of senior secured notes both mature in 2033 (~7 years)
- Term loan has annual amortization of $12mn – with bullet payment at maturity (2033)
- Debt instruments are all covenant lite
- Targeting Non-GAAP year-end net LTM leverage of approximately 3.5x

GPGI has ample liquidity and manageable leverage, with a continued focus on debt paydown

1. Total debt outstanding includes term loan, senior secured notes, and drawn revolver.
2. Revolver capacity reflects undrawn revolver balance net of outstanding letters of credit.

18

GPGI | CompoSecure | Husky

GPGI

Statement of Operations – 3Q26

Unaudited Required GAAP to Non-GAAP Operating Results

($ in millions)

Unaudited Required GAAP to Non-GAAP Operating Results	Three Months Ended September 30, 2026			
	Required GAAP (1)	Elimination of Equity Method Investment	Addition of GPGI Holdings	Adjusted Non-GAAP GPGI, Inc.
Net sales	-	-	$509.6	$509.6
Cost of sales	-	-	300.7	300.7
Gross profit	-	-	208.9	208.9
Operating expenses:				
Selling, general, and administrative expenses	5.8	-	100.0	105.8
Income (loss) from operations	(5.8)	-	108.9	103.1
Other income (expense):				
Interest expense	-	-	(32.4)	(32.4)
Interest income	-	-	0.3	0.3
Total other income (expense), net	-	-	(32.1)	(32.1)
Income (loss) before income taxes	(5.8)	-	76.8	71.0
Income tax (expense) benefit	7.0	-	(2.0)	5.0
Earnings in GPGI Holdings L.L.C equity method investment	74.8	(74.8)	-	-
Net income (loss)	**$76.0**	**($74.8)**	**$74.8**	**$76.0**
Add:				
Depreciation and amortization				32.6
Income tax expense				(5.0)
Interest expense, net (2)				32.1
Stock-based compensation				6.6
Husky transaction costs				1.0
Loss (gain) on sale of assets				0.2
FX (gain) loss				0.3
Severance costs				2.5
Pro Forma Adjusted EBITDA				**$146.3**

Note: The Non-GAAP column represents a consolidation of the Company's results with those of GPGI Holdings L.L.C. ("GPGI Holdings"). See page 2.
1. GAAP currently requires GPGI to present the results of its operating businesses as equity method investments. See "Note on Accounting Treatment" on page 2.
2. Includes amortization of deferred financing costs for the three months ended September 30, 2026.

19

GPGI | CompoSecure | Husky

GPGI

Statement of Operations – 3Q25

Unaudited Required GAAP to Non-GAAP Operating Results

($ in millions)

Unaudited Required GAAP to Non-GAAP Operating Results	Three Months Ended September 30, 2025					
	Required GAAP (1)	Elimination of Equity Method Investment	Addition of GPGI Holdings	Adjusted Non-GAAP GPGI, Inc.	Addition of Husky Holdings	PF Adjusted Non-GAAP GPGI, Inc.
Net sales	-	-	$120.9	$120.9	$367.0	$487.9
Cost of sales	-	-	49.6	49.6	239.4	289.0
Gross profit	-	-	71.3	71.3	127.6	198.9
Operating expenses:						
Selling, general and administrative expenses	9.9	-	29.6	39.5	77.7	117.2
Income (loss) from operations	(9.9)	-	41.7	31.8	49.9	81.7
Other income (expense):						
Revaluation of warrant liability	(117.3)	-	-	(117.3)	-	(117.3)
Revaluation of earnout consideration liability	(57.6)	-	-	(57.6)	-	(57.6)
Interest expense	-	-	(3.6)	(3.6)	(64.6)	(68.2)
Interest income	0.3	-	1.5	1.8	-	1.8
Change in fair value of derivative liability	-	-	-	-	(5.0)	(5.0)
Total other income (expense), net	(174.6)	-	(2.1)	(176.7)	(69.6)	(246.3)
Income (loss) before income taxes	(184.5)	-	39.6	(144.9)	(19.7)	(164.6)
Income tax (expense) benefit	(29.8)	-	-	(29.8)	(92.2)	(122.0)
Earnings in GPGI Holdings, L.L.C equity method investment	39.6	(39.6)	-	-	-	-
Net income (loss)	**($174.7)**	**($39.6)**	**$39.6**	**($174.7)**	**($111.9)**	**($286.6)**
Add:						
Depreciation and amortization				2.3	38.0	40.3
Income tax expense				29.8	92.2	122.0
Interest expense, net (2)				1.8	64.6	66.4
Stock-based compensation				5.8	0.4	6.2
Mark-to-market adjustments, net (3)				174.9	5.0	179.9
Business transformation and other				-	10.5	10.5
Platinum management fee				-	1.3	1.3
Incremental pro forma management fee				-	(10.5)	(10.5)
Additional earnout cost				5.0	-	5.0
Husky transaction costs				2.8	-	2.8
Pro Forma Adjusted EBITDA				**$47.7**	**$89.6**	**$137.3**

Note: The Non-GAAP columns represent a consolidation of the Company's results with those of GPGI Holdings, and the addition of Husky results as if the Husky transaction had closed on January 1, 2025. See page 2.

1. GAAP currently requires GPGI to present the results of its operating businesses as equity method investments. See "Note on Accounting Treatment" on page 2.
2. Includes amortization of deferred financing costs for the three months ended September 30, 2025.
3. Includes the changes in fair value of warrant liability, derivative liabilities, and earnout consideration liability for the three months ended September 30, 2025.

20

Statement of Cash Flows Unaudited (Required GAAP and Non-GAAP) Note: The Non-GAAP columns represent a consolidation of the Company’s results with those of GPGI Holdings, and the addition of Husky results as if the Husky transaction had closed on January 1, 2025. See page 2. Note: All instruments have been redeemed / exercised and no mark to market adjustments are expected going forward. 1. GAAP currently requires GPGI to present the results of its operating businesses as equity method investments. See "Note on Accounting Treatment" on page 2. ($ in millions) GPGI CompoSecure Husky 21 Required GAAP (1) Non-GAAP CASH FLOWS FROM OPERATING ACTIVITIES: Net income (loss) ($108.7) ($126.7) Adjustments to reconcile net loss to net cash (used in) provided by operating activities Depreciation and amortization - 160.7 Stock-based compensation expense 8.8 18.0 (Earnings) losses in equity method investment 12.2 - Distributions from GPGI Holdings 21.6 - Amortization of deferred financing costs - 2.8 Non-cash operating lease expense - 12.8 Fair value inventory step-up - 23.6 Unrealized foreign exchange loss (gain) - (3.9) Deferred tax expense (benefit) (3.9) (3.7) Gain on debt extinguishment - (29.9) Loss on remeasurement of tax receivable agreement liability 28.1 28.1 Other - 2.3 Changes in assets and liabilities (3.6) (68.8) Net cash (used in) provided by operating activities ($45.5) $15.3 CASH FLOWS FROM INVESTING ACTIVITIES: Investment in GPGI Holdings (2,120.4) - Distributions from GPGI Holdings 111.6 - Cash used for acquisition - (762.2) Purchase of property and equipment - (29.8) Proceeds from sale of property and equipment and intangible assets - 0.3 Maturities of short-term investments - 41.1 Capitalized software expenditures - (11.1) Net cash (used in) provided by investing activities ($2,008.8) ($761.7) CASH FLOWS FROM FINANCING ACTIVITIES: Repayment of preference share capital - (457.4) Payments for taxes related to net share settlement of equity awards - (26.8) Debt issuance costs - (37.1) Proceeds from revolving credit facility - 50.0 Proceeds from issuance of Class A common stock in relation to Husky Transaction 1,962.0 1,962.0 Payment of debt, net of associated fees - (3,387.3) Proceeds from issuance of long-term debt - net of discounts - 2,523.5 Payment of tax receivable agreement liability (14.6) (14.6) Dividends to Class A shareholders (2.2) (2.2) Net cash (used in) provided by financing activities $1,945.2 $610.1 Effect of exchange rate changes on cash and cash equivalents - 4.4 Net increase (decrease) in cash and cash equivalents (109.1) (131.9) Cash and cash equivalents, beginning of period 114.6 307.7 Cash and cash equivalents, end of period $5.5 $175.8 Nine Months Ended September 30, 2026

GPGI | CompoSecure | Husky

GPGI

Balance Sheet

Unaudited (Required GAAP and Non-GAAP)

($ in millions)

	Required GAAP (1) September 30, 2026	Non-GAAP September 30, 2026	Required GAAP (1) December 31, 2025	Non-GAAP December 31, 2025
ASSETS				
CURRENT ASSETS				
Cash and cash equivalents	$5.5	$175.8	$114.6	$271.6
Short-term investments	-	-	-	41.1
Accounts receivable	-	285.4	-	44.2
Inventories, net	-	338.4	-	44.2
Prepaid expenses and other current assets	3.5	38.2	5.5	8.6
Income taxes receivable	12.6	19.6	-	-
Total Current Assets	**$21.6**	**$857.4**	**$120.1**	**$409.7**
Property and equipment, net	-	$563.2	-	$21.6
Deferred tax asset	275.8	299.1	271.7	271.7
Intangible assets, net	-	1,698.9	-	1.9
Right of use assets, net	-	67.6	-	8.9
Goodwill	-	2,919.7	-	-
Other assets	-	14.0	-	1.6
Equity method investment	3,246.1	-	125.5	-
Total Assets	**$3,543.5**	**$6,419.9**	**$517.3**	**$715.4**
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)				
CURRENT LIABILITIES				
Accounts payable	$2.4	$67.6	$0.9	$12.7
Accrued expenses	2.0	257.2	1.8	50.8
Deferred revenues	-	201.1	-	-
Current portion of tax receivable agreement liability	18.5	18.5	16.2	16.2
Current portion of long-term debt	-	12.0	-	15.0
Other current liabilities	-	66.1	-	0.1
Total Current Liabilities	**$22.9**	**$622.5**	**$18.9**	**$94.8**
Long-term debt, net of deferred finance costs	-	2,059.5	-	169.1
Deferred tax liability	-	209.4	-	-
Tax receivable agreement liability	266.4	266.4	255.2	255.2
Other liabilities	-	96.4	-	7.3
Total Liabilities	**$289.3**	**$3,254.2**	**$274.1**	**$526.4**
Stockholder's equity (deficit)	3,254.2	3,165.7	243.2	189.0
Total Liabilities and Stockholder's Equity (Deficit)	**$3,543.5**	**$6,419.9**	**$517.3**	**$715.4**

Finished 3Q26 with ~$176 million in cash after repaying remaining $15 million of the revolver

Note: The Non-GAAP columns represent a consolidation of the Company's results with those of GPGI Holdings. See page 2.

1. GAAP currently requires GPGI to present the results of its operating businesses as equity method investments. See "Note on Accounting Treatment" on page 2.

22

GPGI | CompoSecure | Husky

GPGI
GREAT POSITIONS | GOOD INDUSTRIES

3Q26 Adjusted Earnings Per Share and Adjusted Free Cash Flow

Non-GAAP Reconciliation

($ in millions, except per share amounts)

Adjusted Earnings Per Share

	Three Months Ended September 30,	
	2026	2025
Net income (loss)	$76.0	($174.7)
Add:		
Provision (benefit) for income taxes	(5.0)	29.8
Mark-to-market adjustments (1)	-	174.9
Stock-based compensation	6.6	5.8
Husky transactions costs	1.0	2.8
Foreign exchange (gain) loss	0.3	-
Severance costs	2.5	-
Loss (gain) on sale of assets	0.2	-
Additional earnout cost	-	5.0
Purchase accounting amortization and depreciation	18.7	-
Adjusted net income before tax	$100.3	$43.6
Income tax expense (2)	24.1	9.6
Adjusted net income	$76.2	$34.0
Common shares outstanding used in computing earnings per share - diluted:	289.9	110.3
Warrants (3)	-	1.7
Equity awards	2.5	5.1
Total shares outstanding used in computing adjusted earnings per share - diluted	292.4	117.1
Adjusted net income per share - diluted	**$0.26**	**$0.29**

Adjusted Free Cash Flow

	1Q26	2Q26	3Q26	YTD
Pro Forma Non-GAAP cash from operations (4,5)	($153.8)	$77.1	$92.0	$15.3
Capital expenditures (including software) (5)	(13.2)	(15.4)	(12.3)	(40.9)
Transaction and debt refinancing expenses paid	196.0	1.4	1.0	198.4
Pro Forma Adjusted Free Cash Flow	**$29.0**	**$63.1**	**$80.7**	**$172.8**

1. Includes the changes in fair value of warrant liability, make-whole provision of the previously outstanding exchangeable notes of GPGI Holdings (f/k/a CompoSecure Holdings, L.L.C.) (the "Exchangeable Notes") and earnout consideration liability.
2. For the three months ended September 30, 2026, it was calculated by applying the Company's assumed effective tax rate.
3. Applies treasury stock method with assumed exercise at average market price. No warrants were outstanding as of the three months ended September 30, 2026.
4. 3Q26 Pro Forma Non-GAAP cash from operations is calculated as the difference between nine months ended September 30, 2026 Pro Forma Non-GAAP cash from operations and the corresponding metrics from 1Q26 and 2Q26.
5. Reference 3Q26 Statement of Cash Flows on page 21 for corresponding metrics.

23

GPGI | CompoSecure | Husky

GPGI

Historical Pro Forma Non-GAAP Results

CompoSecure, Husky, and Corporate Segments

($ in millions)

	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25	3Q25	4Q25	1Q26	2Q26	3Q26
CompoSecure[1]											
Adjusted Net Sales	$104.0	$108.6	$107.1	$100.9	$103.9	$119.6	$120.9	$117.7	$130.4	$133.6	$140.7
Pro Forma Adjusted EBITDA	$35.6	$37.7	$38.1	$32.6	$34.8	$48.6	$49.8	$45.6	$47.6	$55.2	$61.2
Pro Forma Adjusted EBITDA Margin	34.2%	34.7%	35.6%	32.3%	33.5%	40.6%	41.2%	38.8%	36.5%	41.3%	43.5%
Husky[1]											
Pro Forma Adjusted Net Sales	$314.7	$345.9	$343.1	$490.8	$306.8	$374.1	$367.0	$520.8	$290.8	$339.6	$368.9
Pro Forma Adjusted EBITDA	$69.7	$86.4	$85.1	$143.8	$63.9	$83.9	$89.6	$136.1	$38.2	$64.9	$88.8
Pro Forma Adjusted EBITDA Margin	22.1%	25.0%	24.8%	29.3%	20.8%	22.4%	24.4%	26.1%	13.2%	19.1%	24.1%
Corporate[2]											
Pro Forma Adjusted EBITDA	($1.1)	($1.0)	($1.5)	($2.2)	($1.0)	($2.3)	($2.1)	($2.7)	($3.7)	($6.2)	($3.7)
GPGI, Inc											
Pro Forma Adjusted Net Sales	$418.7	$454.5	$450.2	$591.7	$410.7	$493.7	$487.9	$638.5	$421.2	$473.2	$509.6
Pro Forma Adjusted EBITDA	$104.2	$123.1	$121.7	$174.2	$97.7	$130.2	$137.3	$179.0	$82.1	$113.9	$146.3
Pro Forma Adjusted EBITDA Margin	24.9%	27.1%	27.0%	29.4%	23.8%	26.4%	28.1%	28.0%	19.5%	24.1%	28.7%

1. Reflects pro forma Management Fees as if the Management Agreements were in effect since January 1, 2024.
2. Represents unallocable administrative expenses at the GPGI, Inc. and GPGI Holdings corporate entities.

24

GPGI | CompoSecure | Husky

GPGI
Great Positions | Good Industries

Historical Pro Forma Non-GAAP Reconciliations

CompoSecure, Husky, and Corporate Segments

($ in millions)

Non-GAAP Reconciliation for CompoSecure[1]	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25	3Q25	4Q25	1Q26	2Q26	3Q26
Net Income	$26.4	$27.9	$27.8	$28.1	$24.2	$38.9	$39.6	$35.4	$27.5	$54.6	$63.2
Depreciation and amortization	2.2	2.4	2.3	2.2	2.4	2.5	2.5	2.6	2.5	2.6	2.7
Net interest expense (income)	5.8	5.7	5.6	(0.1)	2.3	1.9	1.9	1.8	1.3	(0.1)	(3.0)
Income tax expense (benefit)	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Stock based compensation	4.2	5.0	5.4	5.3	5.6	5.0	5.6	5.7	1.4	2.7	2.7
Mark-to-market adjustments	0.3	(0.2)	(0.5)	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Transaction and refinance costs	0.0	0.2	0.9	0.3	1.4	0.2	0.2	0.0	14.4	0.0	0.0
Incremental pro-forma management fee	(3.2)	(3.3)	(3.4)	(3.3)	(2.0)	0.0	0.0	0.0	0.0	0.0	0.0
Expenses incurred on behalf of Resolute Holdings prior to spin-off	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0	0.0
Severance	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.6	0.2	0.8
Management fees recorded in Corporate net income	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(4.7)	(5.1)
Other	(0.1)	0.0	0.0	0.1	(0.1)	0.1	0.0	0.1	(0.1)	(0.1)	(0.1)
CompoSecure Pro Forma Adjusted EBITDA	**$35.6**	**$37.7**	**$38.1**	**$32.6**	**$34.8**	**$48.6**	**$49.8**	**$45.6**	**$47.6**	**$55.2**	**$61.2**

Non-GAAP Reconciliation for Husky[1]	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25	3Q25	4Q25	1Q26	2Q26	3Q26
Net Income	($32.5)	($65.2)	($21.2)	$46.7	$27.9	$3.4	($111.9)	($32.6)	($201.0)	$19.8	$27.9
Depreciation and amortization	38.6	38.1	36.9	37.3	36.8	37.5	38.0	38.4	61.3	61.7	30.0
Net interest expense (income)	85.4	82.1	72.3	70.5	64.1	64.7	64.6	62.7	35.7	31.6	24.8
Income tax expense (benefit)	(10.7)	17.4	0.2	0.1	(63.9)	(38.4)	92.2	4.9	4.4	22.0	2.1
Stock based compensation	0.3	0.2	0.4	0.4	0.3	0.4	0.4	0.2	1.9	0.2	0.4
Mark-to-market adjustments	0.0	0.0	(8.0)	8.0	(5.0)	0.0	5.0	35.5	0.0	0.0	0.0
Transaction costs	0.0	0.0	0.0	0.0	0.0	0.0	0.0	20.9	46.8	0.4	1.3
Impairment	0.0	1.8	0.0	0.9	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Loss on debt extinguishment	0.0	21.7	0.0	0.0	0.0	0.0	0.0	0.0	93.7	(96.2)	0.0
Business transformation and other	(3.0)	(1.3)	13.0	(11.1)	12.7	25.4	10.5	15.0	(3.6)	(1.7)	0.5
Platinum management fee	1.5	1.3	1.3	1.6	1.5	1.3	1.3	1.4	0.0	0.0	0.0
Severance	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	3.4	1.8
Fair value inventory step-up	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	23.6	0.0
Incremental pro-forma management fee	(9.9)	(9.7)	(9.8)	(10.6)	(10.5)	(10.4)	(10.5)	(10.3)	(1.2)	0.0	0.0
Other	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.2	0.1	0.0
Husky Pro Forma Adjusted EBITDA	**$69.7**	**$86.4**	**$85.1**	**$143.8**	**$63.9**	**$83.9**	**$89.6**	**$136.1**	**$38.2**	**$64.9**	**$88.8**

Non-GAAP Reconciliation for Corporate[2]	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25	3Q25	4Q25	1Q26	2Q26	3Q26
Net Income	($9.3)	$5.7	($113.3)	($76.5)	($2.7)	($65.0)	($214.3)	$7.9	($57.9)	($24.1)	($15.1)
Net interest expense (income)	0.0	0.0	0.0	0.0	0.0	0.0	(0.3)	(0.7)	(0.2)	1.5	10.1
Income tax expense (benefit)	(0.8)	0.3	0.6	2.1	27.0	(1.8)	29.8	(16.0)	(19.4)	1.2	(7.1)
Stock based compensation	0.2	0.2	0.2	0.7	0.1	0.1	0.2	0.2	2.0	3.3	3.5
Mark-to-market adjustments	8.9	(7.5)	108.9	62.0	(29.2)	64.2	179.8	(1.8)	1.4	0.0	0.0
Loss on measurement of TRA liability	0.0	0.0	0.0	0.0	0.0	0.0	0.0	3.5	21.9	6.2	0.0
Transaction and refinance costs	0.0	0.4	2.0	5.8	3.6	0.2	2.6	4.3	48.4	1.0	(0.3)
Additional earnout costs	0.0	0.0	0.0	3.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0
CompoSecure management fees	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	4.7	5.1
Other	(0.1)	(0.1)	0.1	0.0	0.2	0.0	0.1	(0.1)	0.1	0.0	0.1
Corporate Pro Forma Adjusted EBITDA	**($1.1)**	**($1.0)**	**($1.5)**	**($2.2)**	**($1.0)**	**($2.3)**	**($2.1)**	**($2.7)**	**($3.7)**	**($6.2)**	**($3.7)**
GPGI Pro Forma Adjusted EBITDA	**$104.2**	**$123.1**	**$121.7**	**$174.2**	**$97.7**	**$130.2**	**$137.3**	**$179.0**	**$82.1**	**$113.9**	**$146.3**

1. Reflects pro forma Management Fees as if the Management Agreements were in effect since January 1, 2025.
2. Represents unallocable administrative expenses at the GPGI, Inc. and GPGI Holdings corporate entities.

25

Investor Relations Contact ir@gpgi.com